UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, and JPMorgan Chase Bank, N.A., as trustee.

       On November 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: November 30, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                        Statement to Certificateholders
                               November 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        90,200,000.00    57,514,417.13     5,335,738.45      208,877.19     5,544,615.64       0.00      0.00     52,178,678.68
A2       197,000,000.00   101,842,194.41    15,533,979.12      364,602.13    15,898,581.25       0.00      0.00     86,308,215.29
A3        65,600,000.00    65,600,000.00             0.00      240,501.44       240,501.44       0.00      0.00     65,600,000.00
M1        27,120,000.00    27,120,000.00             0.00      104,097.48       104,097.48       0.00      0.00     27,120,000.00
M2        13,680,000.00    13,680,000.00             0.00       52,862.75        52,862.75       0.00      0.00     13,680,000.00
M3        11,520,000.00    11,520,000.00             0.00       44,813.60        44,813.60       0.00      0.00     11,520,000.00
M4        11,760,000.00    11,760,000.00             0.00       47,266.22        47,266.22       0.00      0.00     11,760,000.00
M5        11,520,000.00    11,520,000.00             0.00       46,797.60        46,797.60       0.00      0.00     11,520,000.00
M6        10,800,000.00    10,800,000.00             0.00       44,616.75        44,616.75       0.00      0.00     10,800,000.00
M7        10,800,000.00    10,800,000.00             0.00       48,522.75        48,522.75       0.00      0.00     10,800,000.00
M8        10,800,000.00    10,800,000.00             0.00       49,452.75        49,452.75       0.00      0.00     10,800,000.00
M9         7,680,000.00     7,680,000.00             0.00       39,266.67        39,266.67       0.00      0.00      7,680,000.00
B1         7,920,000.00     7,920,000.00             0.00       46,200.00        46,200.00       0.00      0.00      7,920,000.00
B2         3,600,000.00     3,600,000.00             0.00       21,000.00        21,000.00       0.00      0.00      3,600,000.00
AR               100.00             0.00             0.00            0.00             0.00       0.00      0.00              0.00
ARL              100.00             0.00             0.00            0.00             0.00       0.00      0.00              0.00
P                100.00           100.00             0.00      186,338.92       186,338.92       0.00      0.00            100.00
TOTALS   480,000,300.00   352,156,711.54    20,869,717.57    1,545,216.25    22,414,933.82       0.00      0.00    331,286,993.97
X1       480,000,000.00   359,391,029.61             0.00            0.00             0.00       0.00      0.00    339,568,998.55
X2                 0.00             0.00             0.00            0.00             0.00       0.00      0.00              0.00
XS       333,132,042.59   271,151,643.69             0.00       45,192.20        45,192.20       0.00      0.00    255,979,998.68
-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458HV3     637.63211896   59.15452827          2.31571164        61.47023991     578.47759069     A1     4.217500 %
A2       225458JP4     516.96545386   78.85268589          1.85077223        80.70345812     438.11276797     A2     4.157500 %
A3       225458JQ2   1,000.00000000    0.00000000          3.66618049         3.66618049   1,000.00000000     A3     4.257500 %
M1       225458HY7   1,000.00000000    0.00000000          3.83840265         3.83840265   1,000.00000000     M1     4.457500 %
M2       225458HZ4   1,000.00000000    0.00000000          3.86423611         3.86423611   1,000.00000000     M2     4.487500 %
M3       225458JA7   1,000.00000000    0.00000000          3.89006944         3.89006944   1,000.00000000     M3     4.517500 %
M4       225458JB5   1,000.00000000    0.00000000          4.01923639         4.01923639   1,000.00000000     M4     4.667500 %
M5       225458JC3   1,000.00000000    0.00000000          4.06229167         4.06229167   1,000.00000000     M5     4.717500 %
M6       225458JD1   1,000.00000000    0.00000000          4.13118056         4.13118056   1,000.00000000     M6     4.797500 %
M7       225458JE9   1,000.00000000    0.00000000          4.49284722         4.49284722   1,000.00000000     M7     5.217500 %
M8       225458JF6   1,000.00000000    0.00000000          4.57895833         4.57895833   1,000.00000000     M8     5.317500 %
M9       225458JG4   1,000.00000000    0.00000000          5.11284766         5.11284766   1,000.00000000     M9     5.937500 %
B1       225458JM1   1,000.00000000    0.00000000          5.83333333         5.83333333   1,000.00000000     B1     7.000000 %
B2       225458JN9   1,000.00000000    0.00000000          5.83333333         5.83333333   1,000.00000000     B2     7.000000 %
AR       225458HW1       0.00000000    0.00000000          0.00000000         0.00000000       0.00000000     AR     9.654007 %
ARL      225458HX9       0.00000000    0.00000000          0.00000000         0.00000000       0.00000000     ARL    9.654007 %
P        225458JH2   1,000.00000000    0.00000000  1,863,389.20000000 1,863,389.20000000   1,000.00000000     P      9.654007 %
TOTALS                 733.65935717   43.47855110          3.21919851        46.69774961     690.18080607
X1       225458JJ8     748.73131169    0.00000000          0.00000000         0.00000000     707.43541365     X1     0.000000 %
XS       225458JL3     813.94645073    0.00000000          0.13565852         0.13565852     768.40401389     XS     0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)          Principal Remittance Amount                                                             19,382,484.04

                         Scheduled Principal Payments                                                            267,297.30

                         Principal Prepayments                                                                   18,991,486.99

                         Curtailments                                                                            123,400.94

                         Cutailment Interest Adjustments                                                         298.81

                         Repurchase Principal                                                                    0.00

                         Substitution Amounts                                                                    0.00

                         Net Liquidation Proceeds                                                                0.00

                         Other Principal Adjustments                                                             0.00

                         Gross Interest                                                                          3,038,314.27

                         Recoveries from Prior Loss Determinations                                               0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                              35,227.76

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                            0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected               91

                         Balance of Loans with Respect to which Prepayment Penalties were Collected              4,847,134.14

                         Amount of Prepayment Penalties Collected                                                186,338.12

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                   7,537

                         Beginning Aggregate Loan Balance                                                        359,391,129.61

                         Ending Number of Loans Outstanding                                                      7,161

                         Ending Aggregate Loan Balance                                                           339,569,098.55

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fee)                                      110,285.19

                         Trustee Fees                                                                            1,497.46

Sec. 4.06(a)(vii)        Current Advances                                                                        N/A

                         Aggregate Advances                                                                      N/A

Section 4.06(a)(viii)    Delinquent Mortgage Loans
                         Delinquency by Group
                         Group  1
                         Category         Number            Principal Balance             Percentage
                         1 Month           100                 3,773,129.10                1.11 %
                         2 Month            59                 2,578,154.11                0.76 %
                         3 Month            68                 3,093,711.13                0.91 %
                         Total             227                 9,444,994.34                2.78 %

                         Delinquency Totals
                         Group Totals
                         Category                  Number              Principal Balance                Percentage
                         1 Month                   100                  3,773,129.10                   1.11 %
                         2 Month                    59                  2,578,154.11                   0.76 %
                         3 Month                    68                  3,093,711.13                   0.91 %
                         Total                     227                  9,444,994.34                   2.78 %
                                          * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                Bankruptcy by Group
                                Group               Number of          Principal Balance            Percentage
                                Number              Loans
                                   1                 92                 3,363,801.81                   0.99%

                                Bankruptcy Totals
                                Number of            Principal            Percentage
                                Loans                Balance
                                  92               3,363,801.81              0.99%
                                          * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures

                                Foreclosure by Group
                                Group          Number of        Principal Balance       Percentage
                                Number         Loans
                                   1               2               189,194.23             0.06%

                                Foreclosure Totals
                                Number of               Principal                     Percentage
                                Loans                   Balance
                                   2                   189,194.23                        0.06%

Section 4.06(a)(xi)      REO Properties
                                REO by Group
                                Group             Number of            Principal Balance            Percentage
                                Number            Loans
                                      1                      0                    0.00                0.00%

                                REO Totals
                                Number of           Principal            Percentage
                                Loans               Balance
                                  0                 0.00                    0.00%

Section 4.06(a)(xii)     Current Realized Losses                                                                 439,547.02

                         Cumulative Realized Losses - Reduced by Recoveries                                      963,247.16

Trigger Event            Trigger Event Occurrence (Effective March 2008)                                         NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                        1.43207%
                         Sr. Enhancement Percentage x 16%                                                        6.38372%
                                                                    OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                              0.20068%
                         Cumulative Loss Limit                                                                   0.00%

O/C Reporting            Targeted Overcollateralization Amount                                                   24,480,015.32
                         Ending Overcollateralization Amount                                                     8,282,104.58
                         Ending Overcollateralization Deficiency                                                 16,197,910.74
                         Overcollateralization Release Amount                                                    0.00
                         Monthly Excess Interest                                                                 1,487,233.53
                         Payment to Class X-1                                                                    0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
